POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of
Joia M. Johnson and W. Douglas Benn signing singly,
 the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of
	the undersigned, in the
undersigned's capacity as an officer
 and/or director of RARE Hospitality
International, Inc. (the "Company"),
 Forms 4 and 5 in accordance with
Section 16(a) of the Securities Exchange
 Act of 1934 and the rules thereunder;

	(2)	do and perform any and all
	acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and execute any such Form 4 or 5, complete and execute any amendment or amendments thereto,
and timely file such form with the
 United States Securities and Exchange
Commission and any stock exchange or
 similar authority; and

	(3)	take any other action of any type
whatsoever in connection with
the foregoing which, in the opinion of such
 attorney-in-fact, may be of benefit to,
in the best interest of, or legally required by,
 the undersigned, it being understood
that the documents executed by such
 attorney-in-fact on behalf of the
undersigned pursuant to this Power of
 Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing
, whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such
 capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company,
 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of December, 2003.


James D. Dixon
Signature of Section 16 Insider

James D. Dixon
Printed Name